                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $235,532,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NCB



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                                DEUTSCHE BANK, NA
                                     TRUSTEE




                                NOVEMBER 14, 2005

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   MERRILL LYNCH
   4,650 RECORDS
BALANCE: 247,933,098
WHOLE LOAN INVENTORY

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

  1. Credit Score - 1st Lien
  2. Credit Score - 2nd Lien
  3. 2nd Lien Loans
  4. Credit Score

1. CREDIT SCORE - 1ST LIEN

            Top

2. CREDIT SCORE - 2ND LIEN

CREDIT SCORE - 2ND LIEN      %    AVG LTV     MAX LTV    % FULL DOC   % OWNER OCC    % IO     WAC    MARGIN    % SECOND LIENS
-----------------------      -    -------     -------    ----------   -----------    ----     ---    ------    --------------
560 to 579                  0.38      99.81         100          100            100       0  10.874        0                0
580 to 599                  5.39      99.86         100          100            100       0  11.006        0                0
600 to 619                     9       99.9         100        95.33          99.71       0  10.675        0                0
620 to 639                 16.44       99.9         100         61.3           99.7       0  10.582        0                0
640 to 659                 21.36      99.86         100        38.32          99.27       0  10.336        0                0
660 to 679                 17.95      99.84         100        38.47          99.29       0   9.854        0                0
680 to 699                  12.2      99.81         100        31.39          98.97       0   9.737        0                0
700 to 719                  8.26      99.94         100        25.99          99.54       0   9.715        0                0
720 to 739                  4.36      99.95         100           29          98.81       0   9.676        0                0
740 to 759                   2.4      99.97         100        28.03            100       0   9.712        0                0
760 to 779                  1.46      99.85         100        35.36            100       0   9.577        0                0
780 to 799                  0.59      99.72         100        37.92          89.78       0   9.632        0                0
800 to 819                  0.21        100         100        12.73          93.56       0   9.911        0                0
                             ---      -----         ---         ----          -----       -  ------        -                -
TOTAL:                       100      99.87         100         48.2          99.35       0  10.174        0                0
                             ===      =====         ===         ====          =====       =  ======        =                =


           Top

3. 2ND LIEN LOANS

2ND LIEN LOANS         %     AVG LTV       MAX LTV      % FULL DOC   % OWNER OCC    % IO    WAC     MARGIN    % SECOND LIENS
--------------         -     -------       -------      ----------   -----------    ----    ---     ------    --------------
Fixed Rate             100        99.87            100         48.2          99.35      0  10.174          0                0
                       ---        -----            ---         ----          -----      -  ------          -                -
TOTAL:                 100        99.87            100         48.2          99.35      0  10.174          0                0
                       ===        =====            ===         ====          =====      =  ======          =                =


           Top

4. CREDIT SCORE

           Top

   MERRILL LYNCH
   4,650 RECORDS
BALANCE: 247,933,098
WHOLE LOAN INVENTORY

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

  1. Original Principal Balances
  2. Current Principal Balances
  3. Current Mortgage Interest Rates (%)
  4. Original Term (months)
  5. Remaining Term (months)
  6. Mortgage Insurance
  7. Lien Position
  8. Seasoning
  9. Original Combined Loan-to-Value Ratio (%)
  10. Occupancy Type
  11. Property Type
  12. Purpose
  13. Origination Program
  14. Loan Type
  15. Geographic Distribution of Mortgaged Premises
  16. Prepayment Penalty
  17. Prepayment Penalty Type
  18. Credit Score

1. ORIGINAL PRINCIPAL BALANCES

                                                         % OF
                                        AGGREGATE      AGGREGATE
                                         BALANCE       PRINCIPAL
                              NUMBER     ORIGINAL        AS OF        AVG        WA
                                OF       PRINCIPAL      CUT-OFF     CURRENT     GROSS        WA                 WA
ORIGINAL PRINCIPAL BALANCES    LOANS      BALANCE         DATE      BALANCE      CPN      COMBLTV      MARGIN   FICO   SEASONING
---------------------------    -----      -------         ----      -------      ---      -------      -------  -----  ---------
$0.01 to $25,000.00               598   13,346,852.60       5.36   22,187.00    10.316      99.89          0      642         6
$25,000.01 to $50,000.00        1,981   71,182,655.70      28.59   35,756.04     10.24      99.84          0      651         6
$50,000.01 to $75,000.00        1,059   65,624,656.60      26.35   61,686.38    10.191      99.87          0      662         6
$75,000.01 to $100,000.00         655   56,839,805.80      22.83   86,479.88    10.175      99.84          0      668         6
$100,000.01 to $125,000.00        268   29,728,053.20      11.94  110,519.24    10.023      99.99          0      671         6
$125,000.01 to $150,000.00         81   10,952,903.00        4.4  134,786.32     9.955      99.94          0      678         6
$150,000.01 to $175,000.00          6      948,464.00       0.38  157,459.75     9.568        100          0      704         6
$175,000.01 to $200,000.00          2      382,000.00       0.15  190,375.88     9.442      98.98          0      676         5
                                -----  --------------        ---   ---------    ------      -----          -      ---         -
TOTAL:                          4,650  249,005,390.90        100   53,318.95    10.174      99.87          0      661         6
                                =====  ==============        ===   =========    ======      =====          =      ===         =


             Top

2. CURRENT PRINCIPAL BALANCES

                                                               % OF
                                                            AGGREGATE
                                                            PRINCIPAL
                                              AGGREGATE      BALANCE
                                   NUMBER      ORIGINAL       AS OF        AVG         WA
                                     OF       PRINCIPAL      CUT-OFF     CURRENT     GROSS        WA               WA
CURRENT PRINCIPAL BALANCES         LOANS       BALANCE         DATE      BALANCE      CPN      COMBLTV    MARGIN  FICO    SEASONING
--------------------------         -----       -------         ----      -------      ---      -------    ------  ----    ---------
$0.01 to $25,000.00                    612   13,592,349.75        5.48   22,209.72    10.317        99.9       0    642            6
$25,000.01 to $50,000.00             1,973   70,765,943.68       28.54   35,867.18    10.238       99.84       0    652            6
$50,000.01 to $75,000.00             1,055   65,216,764.66        26.3   61,816.84    10.192       99.87       0    662            6
$75,000.01 to $100,000.00              656   56,794,919.70       22.91   86,577.62     10.18       99.84       0    668            6
$100,000.01 to $125,000.00             266   29,444,749.50       11.88  110,694.55    10.014       99.99       0    672            6
$125,000.01 to $150,000.00              80   10,792,860.05        4.35  134,910.75     9.953       99.94       0    677            6
$150,000.01 to $175,000.00               6      944,758.50        0.38  157,459.75     9.568         100       0    704            6
$175,000.01 to $200,000.00               2      380,751.76        0.15  190,375.88     9.442       98.98       0    676            5
                                     -----  --------------         ---   ---------    ------       -----       -    ---            -
TOTAL:                               4,650  247,933,097.60         100   53,318.95    10.174       99.87       0    661            6
                                     =====  ==============         ===   =========    ======       =====       =    ===            =


             Top

3. CURRENT MORTGAGE INTEREST RATES (%)

                                        % OF
                                      AGGREGATE
                                      PRINCIPAL
                                       AGGREGATE     BALANCE
                           NUMBER       ORIGINAL      AS OF      AVG         WA
Current Mortgage             OF        PRINCIPAL     CUT-OFF   CURRENT     GROSS      WA                 WA
INTEREST RATES (%)          LOANS       BALANCE       DATE     BALANCE      CPN    COMBLTV     MARGIN   FICO   SEASONING
------------------          -----       -------       ----     -------      ---    -------     ------   ----   ---------
6.000% to 6.499%                 2       150,306.21      0.06  75,153.11        6        100        0    671            6
7.500% to 7.999%                 3       206,682.94      0.08  68,894.31    7.942        100        0    693            7
8.000% to 8.499%                28     1,697,508.38      0.68  60,625.30    8.285        100        0    703            6
8.500% to 8.999%               383    20,458,428.91      8.25  53,416.26    8.804      99.86        0    683            6
9.000% to 9.499%               398    22,931,841.14      9.25  57,617.69    9.243      99.79        0    688            6
9.500% to 9.999%             1,307    69,756,231.96     28.14  53,371.26    9.795      99.87        0    670            6
10.000% to 10.499%             771    44,123,455.68      17.8  57,228.87   10.231      99.89        0    672            6
10.500% to 10.999%             881    47,222,082.95     19.05  53,600.55   10.714       99.9        0    643            6
11.000% to 11.499%             516    25,773,229.05      10.4  49,948.12   11.204      99.93        0    635            6
11.500% to 11.999%             276    12,307,442.91      4.96  44,592.18   11.701      99.74        0    619            6
12.000% to 12.499%              75     2,865,673.15      1.16  38,208.98   12.163        100        0    616            6
12.500% to 12.999%              10       440,214.32      0.18  44,021.43   12.629        100        0    611            6
                             -----   --------------       ---  ---------   ------      -----        -    ---            -
TOTAL:                       4,650   247,933,097.60       100  53,318.95   10.174      99.87        0    661            6
                             =====   ==============       ===  =========   ======      =====        =    ===            =

             Top

4. ORIGINAL TERM (MONTHS)

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                        AGGREGATE       BALANCE
                            NUMBER       ORIGINAL        AS OF        AVG      WA
                              OF        PRINCIPAL       CUT-OFF     CURRENT   GROSS      WA                 WA
ORIGINAL TERM (MONTHS)       LOANS       BALANCE         DATE       BALANCE    CPN    COMBLTV     MARGIN   FICO   SEASONING
----------------------       -----       -------         ----       -------    ---    -------     ------   ----   ---------
1 to 180                         42     1,727,696.48         0.7   41,135.63  10.204      99.68        0    664            6
181 to 240                      311    11,684,411.17        4.71   37,570.45  10.168      99.91        0    659            8
241 to 360                    4,297   234,520,989.95       94.59   54,577.84  10.174      99.87        0    661            6
                              -----   --------------         ---   ---------  ------      -----        -    ---            -
TOTAL:                        4,650   247,933,097.60         100   53,318.95  10.174      99.87        0    661            6
                              =====   ==============         ===   =========  ======      =====        =    ===            =


             Top

5. REMAINING TERM (MONTHS)

                                                        % OF
                                                      AGGREGATE
                                                      PRINCIPAL
                                        AGGREGATE      BALANCE
                             NUMBER      ORIGINAL       AS OF        AVG        WA
                               OF       PRINCIPAL      CUT-OFF     CURRENT     GROSS       WA                WA
REMAINING TERM (MONTHS)      LOANS       BALANCE         DATE      BALANCE      CPN     COMBLTV    MARGIN   FICO   SEASONING
-----------------------      -----       -------         ----      -------      ---     -------    ------   ----   ---------
121 to 180                        42    1,727,696.48         0.7   41,135.63   10.204       99.68        0    664           6
181 to 240                       311   11,684,411.17        4.71   37,570.45   10.168       99.91        0    659           8
301 to 360                     4,297  234,520,989.95       94.59   54,577.84   10.174       99.87        0    661           6
                               -----  --------------         ---   ---------   ------       -----        -    ---           -
TOTAL:                         4,650  247,933,097.60         100   53,318.95   10.174       99.87        0    661           6
                               =====  ==============         ===   =========   ======       =====        =    ===           =


             Top

6. MORTGAGE INSURANCE

                                                     % OF
                                                    AGGREGATE
                                                    PRINCIPAL
                                     AGGREGATE       BALANCE
                         NUMBER       ORIGINAL        AS OF      AVG       WA
                           OF        PRINCIPAL       CUT-OFF   CURRENT    GROSS     WA                 WA
MORTGAGE INSURANCE        LOANS       BALANCE         DATE     BALANCE     CPN    COMBLTV    MARGIN   FICO    SEASONING
------------------        -----       -------         ----     -------     ---    -------    ------   ----    ---------
No                         4,650   247,933,097.60         100  53,318.95  10.174     99.87        0     661           6
                           -----   --------------         ---  ---------  ------     -----        -     ---           -
TOTAL:                     4,650   247,933,097.60         100  53,318.95  10.174     99.87        0     661           6
                           =====   ==============         ===  =========  ======     =====        =     ===           =


             Top

7. LIEN POSITION

                                                 % OF
                                              AGGREGATE
                                              PRINCIPAL
                                AGGREGATE      BALANCE
                    NUMBER      ORIGINAL        AS OF         AVG      WA
Lien                  OF        PRINCIPAL      CUT-OFF      CURRENT   GROSS      WA                 WA
POSITION             LOANS       BALANCE         DATE       BALANCE    CPN    COMBLTV     MARGIN   FICO   SEASONING
--------             -----       -------         ----       -------    ---    -------     ------   ----   ---------
2nd Lien              4,650   247,933,097.60         100   53,318.95  10.174      99.87        0    661            6
                      -----   --------------         ---   ---------  ------      -----        -    ---            -
TOTAL:                4,650   247,933,097.60         100   53,318.95  10.174      99.87        0    661            6
                      =====   ==============         ===   =========  ======      =====        =    ===            =


             Top

8. SEASONING

                                        % OF
                                     AGGREGATE
                                     PRINCIPAL
                         AGGREGATE    BALANCE
             NUMBER      ORIGINAL      AS OF         AVG      WA
               OF        PRINCIPAL    CUT-OFF      CURRENT   GROSS      WA                 WA
SEASONING    LOANS        BALANCE       DATE       BALANCE    CPN    COMBLTV     MARGIN   FICO   SEASONING
---------    -----        -------       ----       -------    ---    -------     ------   ----   ---------
4                 19    1,146,170.09       0.46   60,324.74  10.496      99.98        0    647            4
5              2,108  113,626,892.19      45.83   53,902.70  10.223      99.87        0    660            5
6                867   44,820,302.08      18.08   51,695.85   9.993      99.88        0    662            6
7              1,383   74,966,707.16      30.24   54,205.86  10.214      99.86        0    661            7
8                 70    3,594,649.46       1.45   51,352.14  10.185      99.93        0    665            8
9                 73    4,117,684.79       1.66   56,406.64  10.061      99.97        0    677            9
10                72    3,084,185.24       1.24   42,835.91  10.213      99.94        0    663           10
11                35    1,464,690.34       0.59   41,848.30  10.027        100        0    664           11
12                12      617,522.74       0.25   51,460.23   9.861        100        0    662           12
13                 7      375,604.59       0.15   53,657.80    9.85        100        0    667           13
14                 1       35,292.85       0.01   35,292.85   10.15        100        0    700           14
16                 2       58,843.95       0.02   29,421.98    11.8        100        0    596           16
17                 1       24,552.12       0.01   24,552.12   10.65        100        0    581           17
               -----  --------------        ---   ---------  ------      -----        -    ---           --
TOTAL:         4,650  247,933,097.60        100   53,318.95  10.174      99.87        0    661            6
               =====  ==============        ===   =========  ======      =====        =    ===           ==

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

9. ORIGINAL COMBINED LOAN-TO-VALUE RATIO (%)

                                                      % OF
                                                    AGGREGATE
                                                    PRINCIPAL
                                       AGGREGATE     BALANCE
                           NUMBER       ORIGINAL      AS OF      AVG         WA
Original Combined            OF        PRINCIPAL     CUT-OFF   CURRENT     GROSS      WA                 WA
LOAN-TO-VALUE RATIO (%)     LOANS       BALANCE       DATE     BALANCE      CPN    COMBLTV     MARGIN   FICO   SEASONING
-----------------------     -----       -------       ----     -------      ---    -------     ------   ----   ---------
75.01% to 80.00%                 1        51,885.32      0.02  51,885.32     11.7       76.7        0    638            7
80.01% to 85.00%                 1        49,810.96      0.02  49,810.96     9.85      84.66        0    661            5
85.01% to 90.00%                 5       245,751.67       0.1  49,150.33   10.918       88.5        0    647            6
90.01% to 95.00%                87     4,478,922.66      1.81  51,481.87    9.969      94.95        0    663            6
95.01% to 100.00%            4,556   243,106,726.99     98.05  53,359.69   10.177      99.98        0    661            6
                             -----   --------------       ---  ---------   ------      -----        -    ---            -
TOTAL:                       4,650   247,933,097.60       100  53,318.95   10.174      99.87        0    661            6
                             =====   ==============       ===  =========   ======      =====        =    ===            =

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10. OCCUPANCY TYPE

                                                     % OF
                                                   AGGREGATE
                                                   PRINCIPAL
                                      AGGREGATE     BALANCE
                          NUMBER       ORIGINAL      AS OF      AVG         WA
                            OF        PRINCIPAL     CUT-OFF   CURRENT     GROSS      WA                 WA
OCCUPANCY TYPE             LOANS       BALANCE       DATE     BALANCE      CPN    COMBLTV     MARGIN   FICO   SEASONING
--------------             -----       -------       ----     -------      ---    -------     ------   ----   ---------
Primary                     4,615   246,329,478.29     99.35  53,375.83   10.173      99.87        0    661            6
Second Home                    35     1,603,619.31      0.65  45,817.69   10.332      99.91        0    685            5
                            -----   --------------       ---  ---------   ------      -----        -    ---            -
TOTAL:                      4,650   247,933,097.60       100  53,318.95   10.174      99.87        0    661            6
                            =====   ==============       ===  =========   ======      =====        =    ===            =

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11. PROPERTY TYPE

                                                       % OF
                                                     AGGREGATE
                                                     PRINCIPAL
                                        AGGREGATE     BALANCE
                            NUMBER       ORIGINAL      AS OF        AVG      WA
                              OF        PRINCIPAL     CUT-OFF     CURRENT   GROSS      WA                 WA
PROPERTY TYPE                LOANS       BALANCE       DATE       BALANCE    CPN    COMBLTV     MARGIN   FICO   SEASONING
-------------                -----       -------       ----       -------    ---    -------     ------   ----   ---------
Single Family Residence       3,244   174,566,129.14     70.41   53,812.00  10.184      99.87        0    660            6
Deminimus PUD                   576    29,877,122.09     12.05   51,870.00  10.123      99.85        0    658            6
Condo                           541    26,886,320.24     10.84   49,697.45  10.128      99.93        0    666            6
2-4 Family                      126     9,214,898.34      3.72   73,134.11  10.202      99.83        0    680            7
PUD                             163     7,388,627.79      2.98   45,329.00  10.276      99.92        0    656            6
                              -----   --------------       ---   ---------  ------      -----        -    ---            -
TOTAL:                        4,650   247,933,097.60       100   53,318.95  10.174      99.87        0    661            6
                              =====   ==============       ===   =========  ======      =====        =    ===            =

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

12. PURPOSE

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                        AGGREGATE       BALANCE
                            NUMBER       ORIGINAL        AS OF        AVG      WA
                              OF        PRINCIPAL       CUT-OFF     CURRENT   GROSS      WA                 WA
PURPOSE                      LOANS       BALANCE         DATE       BALANCE    CPN    COMBLTV     MARGIN   FICO   SEASONING
-------                      -----       -------         ----       -------    ---    -------     ------   ----   ---------
Purchase                      3,808   208,237,208.13       83.99   54,684.14  10.169      99.92        0    664            6
Refinance - Cashout             664    31,383,733.48       12.66   47,264.66   10.23      99.62        0    646            6
Refinance - Rate Term           178     8,312,155.99        3.35   46,697.51  10.103      99.61        0    652            6
                              -----   --------------         ---   ---------  ------      -----        -    ---            -
TOTAL:                        4,650   247,933,097.60         100   53,318.95  10.174      99.87        0    661            6
                              =====   ==============         ===   =========  ======      =====        =    ===            =

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13. ORIGINATION PROGRAM

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                          AGGREGATE      BALANCE
                              NUMBER      ORIGINAL        AS OF      AVG       WA
                                OF       PRINCIPAL       CUT-OFF   CURRENT    GROSS     WA                 WA
Origination Program           LOANS       BALANCE         DATE     BALANCE     CPN    COMBLTV    MARGIN   FICO   SEASONING
-------------------           -----       -------         ----     -------     ---    -------    ------   ----   ---------
Stated                         2,015   122,341,137.93       49.34  60,715.20  10.356     99.91        0    677           6
Full                           2,532   119,503,679.61        48.2  47,197.35  10.015     99.83        0    645           6
Limited                          103     6,088,280.06        2.46  59,109.52   9.642     99.96        0    662           7
                               -----   --------------         ---  ---------  ------     -----        -    ---           -
TOTAL:                         4,650   247,933,097.60         100  53,318.95  10.174     99.87        0    661           6
                               =====   ==============         ===  =========  ======     =====        =    ===           =


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14. LOAN TYPE

                                                   % OF
                                                AGGREGATE
                                                PRINCIPAL
                                  AGGREGATE      BALANCE
                      NUMBER      ORIGINAL        AS OF         AVG      WA
                        OF        PRINCIPAL      CUT-OFF      CURRENT   GROSS     WA                  WA
LOAN TYPE              LOANS       BALANCE         DATE       BALANCE    CPN    COMBLTV    MARGIN    FICO   SEASONING
---------              -----       -------         ----       -------    ---    -------    ------    ----   ---------
F300                    4,297   234,520,989.95       94.59   54,577.84  10.174     99.87         0    661            6
F200                      311    11,684,411.17        4.71   37,570.45  10.168     99.91         0    659            8
F150                       42     1,727,696.48         0.7   41,135.63  10.204     99.68         0    664            6
                        -----   --------------         ---   ---------  ------     -----         -    ---            -
TOTAL:                  4,650   247,933,097.60         100   53,318.95  10.174     99.87         0    661            6
                        =====   ==============         ===   =========  ======     =====         =    ===            =

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15. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PREMISES

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                         AGGREGATE      BALANCE
                             NUMBER      ORIGINAL        AS OF         AVG      WA
GEOGRAPHIC DISTRIBUTION        OF        PRINCIPAL      CUT-OFF      CURRENT   GROSS      WA                 WA
OF MORTGAGED PREMISES         LOANS       BALANCE         DATE       BALANCE    CPN    COMBLTV     MARGIN   FICO   SEASONING
---------------------         -----       -------         ----       -------    ---    -------     ------   ----   ---------
California                     1,441   112,154,449.19       45.24   77,830.98  10.059      99.86        0    670            6
Florida                          419    17,288,166.45        6.97   41,260.54  10.272      99.95        0    659            6
New York                         162    11,317,275.63        4.56   69,859.73  10.432      99.92        0    670            6
Other                          2,628   107,173,206.33       43.23   40,781.28  10.252      99.87        0    652            6
                               -----   --------------         ---   ---------  ------      -----        -    ---            -
TOTAL:                         4,650   247,933,097.60         100   53,318.95  10.174      99.87        0    661            6
                               =====   ==============         ===   =========  ======      =====        =    ===            =

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16. PREPAYMENT PENALTY

                                                             % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                            AGGREGATE      BALANCE
                                NUMBER      ORIGINAL        AS OF         AVG      WA
                                  OF        PRINCIPAL      CUT-OFF      CURRENT   GROSS     WA                  WA
PREPAYMENT PENALTY              LOANS        BALANCE         DATE       BALANCE    CPN    COMBLTV    MARGIN    FICO   SEASONING
------------------              -----        -------         ----       -------    ---    -------    ------    ----   ---------
Has Prepay Penalty                3,011   175,109,015.88       70.63   58,156.43  10.039     99.87         0    664            6
None                              1,639    72,824,081.72       29.37   44,432.02    10.5     99.87         0    655            6
                                  -----   --------------         ---   ---------  ------     -----         -    ---            -
TOTAL:                            4,650   247,933,097.60         100   53,318.95  10.174     99.87         0    661            6
                                  =====   ==============         ===   =========  ======     =====         =    ===            =

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

17. PREPAYMENT PENALTY TYPE

                                                             % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                            AGGREGATE      BALANCE
                                NUMBER      ORIGINAL        AS OF         AVG      WA
                                  OF        PRINCIPAL      CUT-OFF      CURRENT   GROSS     WA                  WA
PREPAYMENT PENALTY TYPE         LOANS        BALANCE         DATE       BALANCE    CPN    COMBLTV    MARGIN    FICO   SEASONING
-----------------------         -----        -------         ----       -------    ---    -------    ------    ----   ---------
None                              1,639   72,824,081.72        29.37   44,432.02    10.5     99.87         0    655            6
12 Months                           207   14,933,078.03         6.02   72,140.47   10.45     99.91         0    671            6
24 Months                         1,825  104,952,368.11        42.33   57,508.15   10.09     99.89         0    665            6
36 Months                           979   55,223,569.74        22.27   56,408.14    9.83     99.83         0    661            6
                                  -----  --------------          ---   ---------  ------     -----         -    ---            -
TOTAL:                            4,650  247,933,097.60          100   53,318.95  10.174     99.87         0    661            6
                                  =====  ==============          ===   =========  ======     =====         =    ===            =


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18. CREDIT SCORE

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                        AGGREGATE       BALANCE
                            NUMBER       ORIGINAL        AS OF        AVG      WA
                              OF        PRINCIPAL       CUT-OFF     CURRENT   GROSS      WA                 WA
CREDIT SCORE                 LOANS       BALANCE         DATE       BALANCE    CPN    COMBLTV     MARGIN   FICO   SEASONING
------------                 -----       -------         ----       -------    ---    -------     ------   ----   ---------
560 to 579                       25       936,256.06        0.38   37,450.24  10.874      99.81        0    575            5
580 to 599                      337    13,367,946.54        5.39   39,667.50  11.006      99.86        0    591            6
600 to 619                      506    22,315,387.45           9   44,101.56  10.675       99.9        0    610            6
620 to 639                      843    40,758,572.04       16.44   48,349.43  10.582       99.9        0    630            6
640 to 659                      960    52,967,937.28       21.36   55,174.93  10.336      99.86        0    650            6
660 to 679                      782    44,493,526.73       17.95   56,897.09   9.854      99.84        0    669            6
680 to 699                      518    30,245,792.22        12.2   58,389.56   9.737      99.81        0    689            6
700 to 719                      314    20,487,150.80        8.26   65,245.70   9.715      99.94        0    709            6
720 to 739                      175    10,812,469.56        4.36   61,785.54   9.676      99.95        0    729            6
740 to 759                       99     5,953,102.90         2.4   60,132.35   9.712      99.97        0    749            6
760 to 779                       58     3,616,471.57        1.46   62,352.96   9.577      99.85        0    769            6
780 to 799                       24     1,467,152.26        0.59   61,131.34   9.632      99.72        0    787            6
800 to 819                        9       511,332.19        0.21   56,814.69   9.911        100        0    804            5
                              -----   --------------         ---   ---------  ------      -----        -    ---            -
TOTAL:                        4,650   247,933,097.60         100   53,318.95  10.174      99.87        0    661            6
                              =====   ==============         ===   =========  ======      =====        =    ===            =